SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 7, 2002
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                               Netro Corporation
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               (Exact name of Registrant as Specified in Charter)


           Delaware                 000-26963                  77-0395029
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(State or Other Jurisdiction (Commission File Number)        (IRS Employer
      of Incorporation)                                   Identification No.)


3860 NORTH FIRST STREET, SAN JOSE, CALIFORNIA                        95134
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(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code        (408) 216-1500
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                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events.

The Company announced today that Lewis Chakrin has resigned from the Company's Board of Directors. Mr. Chakrin had been a member of the Company's Board of Directors since February 12, 2002. The Company has no present plans to fill the vacancy.

With Mr. Chakrin's resignation, the Company's Board of Directors consists of Richard M. Moley, Thomas R. Baruch, Irwin Federman, Sanford R. Robertson, Shirley Young and Gideon Ben-Efraim.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 11, 2002                    By: /s/ Sanjay Khare
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                                              Sanjay Khare
                                              Vice President and Chief Financial
                                              Officer